UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2023

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road – Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 888-6444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01	Entry Into a Material Agreement.

On May 18, 2023, Nightfood Holdings, Inc. (the “Company”) entered into an Amendment and Addendum to Letter of Engagement (the “Agreement”) with its banker, Spencer Clarke, LLC (“SC”), which amended and supplemented certain terms of its Letter of Engagement with SVC dated February 2, 2021 as amended and supplemented (the “Original Engagement Letter”).

The Agreement, among other things, amended the Original Engagement Letter as follows:

1.	Remove the minimum fee payable by the Company to SC upon certain events described in the Agreement.

2.	SC waived its fees with respect to the Company’s February 28, 2023 financing.

3.	Any warrants to be issued to SC pursuant to the terms of the Original Engagement Letter as amended by the Agreement shall contain price protections as described in the Agreement.

4.	As compensation for cash compensation SC agreed to forego during the term of the Engagement Letter, including foregone cash compensation of $479,842, the Company shall issue to SC 1,000,000 common stock purchase warrants with an initial exercise price of $.033, and the Company and SC shall enter into the Warrant Exchange Agreement referenced in and attached to the Agreement(the “Warrant Exchange Agreement”).

5.	The term of the Original Engagement Letter was extended to June 30, 2023.

Pursuant to the Warrant Exchange Agreement, among other things, SC exchanged an aggregate of 16,181,393 of its existing warrants in the Company issued to it in 2021, originally with exercise prices ranging from $0.2 to $0.3, which had, as per the terms of the original warrants, adjusted to exercise prices of $.0747 as of calculations completed in February 2023 for the Company’s 10Q filing for the fiscal quarter ended December 31, 2022, for a like amount of new warrants to purchase Company common stock at a price per share capped at $0.0747 (the “New Warrants”).

The foregoing summaries of the Agreement, the Warrant Exchange Agreement and the New Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference. Also included in this Form 8-K as Exhibits 4.3 through 4.19 are all other outstanding warrant agreements issued to SC under the terms of the Original Engagement Letter.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above related to the New Warrants and the shares of common stock underlying the New Warrants is incorporated herein by reference into this Item 3.02. Neither of the New Warrants nor the shares of common stock issuable upon the exercise of the New Warrants are registered under the Securities Act of 1933, as amended (the “Securities Act”). The New Warrants and the shares of common stock issuable upon the exercise of the New Warrants are were issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Warrant NGTF 0019 dated May 18, 2023
4.2	Warrant NGTF 0018 dated May 18, 2023
4.3	Warrant NGTF 0017 dated April 17, 2023
4.4	Warrant NGTF 0016 dated April 17, 2023
4.5	Warrant NGTF 0015 dated April 17, 2023
4.6	Warrant NGTF 0014 dated April 17, 2023
4.7	Warrant NGTF 0013 dated April 17, 2023
4.8	Warrant NGTF 0012 dated March 3, 2023
4.9	Warrant NGTF 0011 dated March 3, 2023
4.10	Warrant NGTF 0010 dated March 24, 2023
4.11	Warrant NGTF 0009 dated March 24, 2023
4.12	Warrant NGTF 0008 dated March 24, 2023
4.13	Warrant NGTF 0007 dated February 28, 2023
4.14	Warrant NGTF 0006 dated February 28, 2023
4.15	Warrant NGTF 0005 dated February 28, 2023
4.16	Warrant NGTF 0004 dated February 1, 2023
4.17	Warrant NGTF 0003 dated February 1, 2023
4.18	Warrant NGTF 0002 dated February 1, 2023
4.19	Warrant NGTF 0001 dated September 22, 2022
10.1	Amendment and Addendum to Letter of Engagement dated May 18, 2023
10.2	Warrant Exchange Agreement dated May 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2023

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Sean Folkson
Name:	Sean Folkson
Title:	Chief Executive Officer

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